SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 21, 2003
                                                 ----------------------------


                            VIRAGE LOGIC CORPORATION
               (Exact name of registrant as specified in Charter)

          Delaware                     000-31089               77-0416232
 ----------------------------      ----------------        ------------------
 (State or Other Jurisdiction      (Commission File         (IRS Employer
      of Incorporation)                 Number)            Identification No.)


47100 Bayside Parkway, Fremont, CA                               94538
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (510) 360-8000
                                                   -------------------



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         (Former Name or Former Address, if Changed Since Last Report)


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Item 12:  Results of Operations and Financial Conditions

On October 21, 2003, Virage Logic Corporation (the "Company") issued a press release announcing its preliminary fourth quarter results and the resignation of its chief financial officer effective mid-November 2003. The press release is attached hereto as Exhibit 99.1.



Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  October 21, 2003            VIRAGE LOGIC CORPORATION



                                   By:      /s/ JAMES R. PEKARSKY
                                            ------------------------------------
                                            James R. Pekarsky, Vice President,
                                            Finance and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
-------

99.1     Press Release dated October 21, 2003.